The Future of Modular, Nuclear Energy. Always On, Always Ready. Q4 2025 Investor Presentation Exhibit 99.1

P. 2/22 Disclaimer This presentation (this “presentation”) is being delivered to you by Hadron Energy, Inc. (“Hadron”) and GigCapital7 Corp. (“GigCapital7”) to assist interested parties in making their own evaluation with respect to an investment in Hadron in connection with a proposed business combination between Hadron and GigCapital7 and related transactions (the “proposed business combination”). This presentation is provided for informational purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in Hadron and the post-business combination combined company (the “Post-Closing Company”). Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents without the prior consent of Hadron or GigCapital7 is prohibited. By reviewing or reading this presentation, you will be deemed to have agreed to the obligations and restrictions set out below. 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Additional Information About the Business Combination and Where to Find it In connection with the potential business combination, a registration statement on Form S-4 (the “Form S-4”) is expected to be filed with the SEC by GigCapital7 and Hadron. The Form S-4 will include a preliminary proxy statement for the stockholders of GigCapital7 that also constitutes a preliminary prospectus. These materials will contain important information about GigCapital7, Hadron, the PostClosing Company and the potential business combination. The Form S-4 and other documents in connection with the potential business combination will be filed after you have made an investment decision regarding any potential investment in Hadron or the PostClosing Company. Because of this sequencing, when deciding whether to invest in Hadron, you should carefully consider the information made available to you, including this presentation, through the day of your decision. When available, the definitive proxy statement/prospectus will be mailed to GigCapital7 stockholders as of a record date to be established for voting on the potential business combination. Interested parties will also be able to obtain free copies of such documents filed with the SEC (once available) at the SEC's website located at www.sec.gov, or securityholders may direct a request to GigCapital7 Corp., Attn: Corporate Secretary, 1731 Embarcadero Rd., Suite 200, Palo Alto, CA. Participants in the Solicitation Hadron, GigCapital7 and their respective directors, executive officers, management and employees, under SEC rules, may be deemed to be participants in a solicitation of proxies of GigCapital7’s security holders in connection with the potential business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations, and interests of GigCapital7’s directors and executive officers in its filings with the SEC, including GigCapital7’s Annual Report on Form 10-K for the fiscal year ended December 31st, 2024, filed with the SEC on March, 6, 2025, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April, 16, 2025 (Form 10-K and Form 10-K/A, collectively, the “2024 Form 10-K”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GigCapital7 security holders in connection with the potential business combination will be set forth in the Form S-4, along with information concerning the interests of Hadron’s and GigCapital7’s participants in the solicitation. Such interests may in some cases be different from those of Hadron’s or GigCapital7’s equity holders generally.

P. 3/22 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1996. Hadron’s, GigCapital7’s and the Post-Closing Company’s actual results may differ from their expectations, estimates and projections, and consequently, you should not rely on these forward-looking statements as predictive of future events. Forward-looking statements can sometimes be identified by words such as “may,” “could,” “would,” “should,” “expect,” “possible,” “potential,” “goal,” “opportunity,” “project,” “believe,” “future”, “designed,” “forecast,” “target,” “will,” “anticipate” and, in each case, similar words and expressions, or their negative variations, and terminology that predict or indicate future events. These forward-looking statements include all matters that are not historical facts and include, without limitation, estimates, forecasts or projections regarding Hadron’s future manufacturing capacity and plant performance; market opportunity and market share; estimates and projections of adjacent energy sector opportunities; Hadron’s projected commercialization costs and timeline; Hadron’s ability to demonstrate scientific and engineering feasibility of its technologies; Hadron’s ability to attract, retain and expand its future customer base; Hadron’s ability to timely and effectively meet construction and development timelines and scale its production and manufacturing processes; Hadron’s ability to develop products and services and bring them to market in a timely manner; Hadron’s ability to compete successfully with energy products and solutions offered by other companies; Hadron’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; Hadron’s ability to maintain, protect, and enhance its intellectual property; future ventures or investments in companies or products, services, or technologies; Hadron’s expectations regarding regulatory framework development; the potential for and timing of receipt of licenses and permits for current and future operations, including licenses to operate nuclear facilities from the U.S. Nuclear Regulatory Commission; the success of proposed projects for which Hadron’s products would provide power, which is outside of Hadron’s control; the safety profile of Hadron’s technology; the execution and success of any definitive agreements related to partnerships and collaborations between Hadron and third parties; Hadron’s expectations with respect to future performance; the consummation of the proposed business combination; and the potential benefits of the proposed business combination and expectations related to its terms and timing. These statements are based on management’s expectations, assumptions, estimates, projections and beliefs as of the date of this presentation, whether or not identified in this presentation, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These statements are subject to a number of factors that involve known and unknown risks, delays, uncertainties and other factors not under the control of Hadron or GigCapital7 that may cause actual results, performance or achievements of Hadron, GigCapital7 or the Post-Closing Company to be materially different from the future results, performance or other expectations expressed or implied by these forward-looking statements. Such risks and uncertainties include risks related to the future performance of Hadron; the risk that Hadron is pursing an emerging market; regulatory uncertainties and possible changes to applicable laws or regulations; the potential need for financing for future operations; financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that the approval of GigCapital7’s shareholders is not obtained; the outcome of any government or regulatory proceedings, investigations or inquiries; market volatility and its potential to impact Hadron’s ability to meet its financial obligations; increased competition in the energy industry; limited supply of materials and supply chain disruptions; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and Cautionary Note Regarding Forward-looking Statements in GigCapital7’s 2024 Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in GigCapital7’s filings with the SEC, the registration statement on Form S4 and the proxy statement/prospectus contained therein. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although Hadron and GigCapital7 believe that the expectations reflected in the forward-looking statements are reasonable, Hadron cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this presentation is as of today’s date, unless otherwise stated, and Hadron and GigCapital7 undertake no duty to update such information, except as required under applicable law. Market Data and Statistics This presentation includes statistical and other industry and market data that Hadron obtained from industry publications and research, surveys, studies and other similar third-party sources, as well as Hadron’s estimates based on such data and its internal sources. Such data and estimates involve a number of assumptions and limitations and you are cautioned not to give undue weight to such data and estimates. Hadron believes that the information from these third party sources is reliable; however, neither Hadron nor GigCapital7 independently verified such data and estimates, makes any representation as to their accuracy or completeness, nor undertakes to update the data from such sources after the date of this presentation. Further, Hadron’s business and the industry in which it operates is subject to a high degree of risk and uncertainty, which could cause results to differ materially from those expressed in the estimates made by the third-party sources and by Hadron. 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P. 4/22 WHO WE ARE Reliable, Carbon-Free Power The Hadron Micro Modular Reactor (MMR) can power next-generation datacenters, remote communities, military bases, factories & more. 10 MWe ELECTRICAL POWER 35 MWth THERMAL POWER 10+ Year FUELING CYCLE

P. 5/22 SAMUEL GIBSON FOUNDER & CEO MARK KRESS CFO DR. KATZ CHAIRMAN & CEO AVI 5+ YEARS OF RESEARCH EXPERIENCE IN MECHANICAL AND NUCLEAR ENGINEERING SCALED HIS FIRST INDUSTRIAL COMPANY TO $4M IN REVENUE AND EXPANDED THE TEAM TO 18 EMPLOYEES WITHIN 8 MONTHS 2X GLOBAL ENGINEERING LEADER FROM AMERICAN SOCIETY OF MECHANICAL ENGINEERS (ASME) TODAY’S SPEAKERS 10 YEARS AS FAMILY OFFICE CONSULTANT / PORTFOLIO MANAGER, ARDEN ADVISORY 10 YEARS AS PORTFOLIO & RISK MANAGER, GUGGENHEIM 30+ YEARS OF WORK EXPERIENCE ACROSS INVESTMENT & PORTFOLIO MANAGEMENT 30+ YEARS HOLDING INTERNATIONAL MANAGERIAL & EXECUTIVE POSITIONS IN DEEP TECH FOUNDING MANAGING MEMBER, GIGACQUISITIONS, LLC; GIGFOUNDERS, LLC; GIGNEXT LLC PREVIOUSLY COMPLETED 5 DE-SPAC TRANSACTIONS

Hadron Energy

ILLUSTRATIVE TRANSACTION OVERVIEW

Transaction Highlights

Valuation	• Implied pre-money equity value of $1.0B • Transaction implies $1.2B pro-forma enterprise value
Financing	• Assumes ~$212M at $10.59 per share from a combination of PIPE Proceeds and Cash in Trust • Expected uses include OPEX & MMR Development
Deal Structure	• Hadron Energy shareholders would roll 100% of their equity and are expected to have a pro- forma equity ownership of 75.0%

Sources & Uses ($ Millions)

SOURCES	
Hadron Energy Rollover Equity	$1,000.0
Cash in Trust / PIPE Proceeds[2]	$211.8
Total sources	$1,211.8
USES	
Equity to Hadron Energy	$1,000.0
Cash to Balance Sheet[1]	$199.9
Transaction Expenses	$11.9
Total uses	**$1,211.8**

Pro Forma Valuation ($ Millions)

PF Shares Outstanding (Millions)	**133.3**
Share Price ($)[3]	$10.59
PF Equity Value	**$1,412 .0**
(-) PF Net Cash[1]	($199.0)
PF Enterprise Value	**$1,212.1**

Pro Forma Ownership

	Shares (Millions)	% Own.
Hadron	100.0	75.0%
SPAC Sponsor	13.3	10.0%
PIPE Shareholders	20.0	15.0%



P. 6/22

Source: (1) GigCapital7 cash-in-trust plus PIPE investment and Hadron cash less illustrative expenses .(2) Assumes 0% of GigCapital7 shareholders exercise redemption rights to receive cash from trust account at closing. (3) Based on expected redemption price at closing of the transaction as calculated in the Business Combination Agreement filed on September 27, 2025.

Hadron Energy

ATTRACTIVE ENTRY POINT

Primary	Core Comparables	Other Comparables
Target	**MMR / SMR TECHNOLOGY**	**Announced De-SPACs**



Hadron Energy
NUSCALE
BWXT
OKLO
NANO
TERRA INNOVATUM
TERRESTRIAL ENERGY
$1,000
?
Oct-25
$1,875
7.1x
$13,249
Jul-25
Oct-25
$2,337
7.8x
$18,213
May-22
Oct-25
$850
31.6x
$26,879
May-24
Oct-25
$148
17.4x
$2,574
May-24
Oct-25
$475
1.3x
$618
Apr-25
Oct-25
$1,943 (1)
$925
Mar-25

	Hadron Energy	NuScale	BWXT	Oklo	Nano	Terra Innovatum	Terrestrial Energy
Stage	Pre-Commercial	NRC Approved	Pre-Commercial	Pre-Commercial	Pre-Commercial	Pre-Commercial	Pre-Commercial
Reactor Type:	LWR (Gen III+)	LWR (Gen III+)	HTGR (Gen IV)	LM-MFFR (Gen IV)	HTGR (Gen IV)	GCR (Gen IV)	IMSR (Gen IV)
Notable Strategic Collaborations	MIT, Berkeley, University of Michigan	Fluor Corp	Rolls-Royce	Air Force / Switch	University of Illinois	Paragon Energy Solutions	Cameco Corporation

Source: FactSet Data as of 10/13/2025
(1) Market cap based on HOND stock price of $21.00 as of 10/13/2025

Pre-money Rollover at De-SPAC / Market Cap at IPO

Market Cap 10/13/25

P. 7/22

A MASSIVE MARKET OPPORTUNITY MARKET SIZE ESTIMATE ~30TWh $0.15 $4.5T GLOBAL ELECTRICITY DEMAND BY 2026 ESTIMATED GLOBAL ELECTRICITY MARKET (1) GLOBAL AVERAGE COST PER KWH (2) Source: (1) IEA, Demand: Global electricity use to grow strongly in 2025 and 2026 Source: (2) Clean Energy Wire, Journalism for the Energy Transition P. 8/22

INDUSTRIES DRIVING ENERGY DEMAND DATA CENTERS DISTRICT HEATING DEFENSE REMOTE AREAS UTILITIES INDUSTRIAL Commercial Industrial Agricultural Residential Enterprise, Colocation, Managed Services, Cloud, Edge, Hyperscalers Mining Research Stations Island Communities Disaster Relief Telecom Forward Operating Bases Ancillary Power Critical Infrastructure Manufacturing Chemical Processing Steel, Oil & Gas Pulp & Paper Mills Water Desalination Capacity Expansion Aging Fleet Replacement Renewable Goals Remote PPAs P. 9/22

One Platform. Endless Energy Applications. Hadron’s micro modular reactors redefine versatility—serving as both power plants and heat sources for a variety of sectors. By integrating electricity and process heat in one deployable system, Hadron will unlock new economic value, shorten project timelines, and accelerate the transition to sustainable energy infrastructure worldwide. P. 10/22

ALL STAR ENGINEERING TEAM. DEEP REGULATORY BACKGROUND. “From leading regulatory bodies like the NRC to pioneering propulsion systems at NASA, our all-star team brings frontier engineering expertise, institutional excellence & path to partnerships that can redefine the nuclear ecosystem. In the months ahead, Hadron will expand its team across reactor design,, advanced manufacturing, and safety architecture, bringing together world-class engineers, modelers, and builders to accelerate prototype development and carry our reactor from simulation to reality.” – Samuel Gibson, Founder & CEO P. 11/22

WE’VE BUILT THE TEAM THAT CAN DELIVER THE FUTURE OF ENERGY SAMUEL GIBSON ANDREW WARD,PhD MARK KRESS,CFA BENOIT FORGET,PhD RAYMOND CAO,PhD SHAWN DEANGELO ANDREA VEIL ROSS RIDENOURE Founder &CEO CHIEF TECHNOLOGY OFFICER Previously Assistant Research Scientist at the University of Michigan CHIEF FINANCIAL OFFICER, HEAD OF REACTOR PHYSICS HEAD OF REACTOR SYSTEMS CHIEF DEVELOPMENT OFFICER Previously Data Center R&D Automation & Controls Engineer at Meta CHIEF NUCLEAR OFFICER Previously CNO at Parsons Corporation HEAD OF REACTOR LICENSING Serial Entrepreneur and 2-time ASME Global Engineering Leader Head of Nuclear Science and Engineering at MIT Previously Portfolio & Risk Manager at Guggenheim Director of Ohio State University Nuclear Reactor Laboratory Previously Director of the Oﬃce of Nuclear Reactor Regulation (NRR) (1) Contract Positions (1) (1) (1) P. 12/22

COMPELLING INDUSTRY TAILWINDS INVESTOR & HYPERSCALER INTEREST STRONG GOVERNMENT SUPPORT FOR NUCLEAR TECHNOLOGICAL ADVANCEMENTS AI & DATA CENTER ENERGY DEMAND GLOBAL PUSH FOR LOW CARBON HISTORY OF NRC APPROVAL 4 Executive Orders signed in May 2025, ADVANCE Act 2024, and support from NRC / DOE / White House bolster the Nuclear Energy momentum Companies are exploring SMRs for their energy needs, with Hadron engaged in advanced discussions for data center applications Electricity demand from AI data centers alone will increase 4X+ by 2030(1) making MMRs an attractive solution for clean, reliable power Continuous advancements in reactor core design, safety features, & digital integration are improving MMR eﬃciency and performance The U.S. Nuclear Regulatory Commission (NRC) has only approved Light Water reactors for commercial use, amongst 94 approvals and including 1 SMR design to date(2) A strong push for low-carbon energy solutions to combat climate change is an important driver for MMR market growth P. 13/22 (1) International Energy Agency. (2) United States Nuclear Regulatory Commission.

Hadron Energy

	MIRCOREACTOR POLICY TAILWINDS	IMPACT TO HADRON
Executive Orders (Trump 2025)	• Pushes NRC to pursue binding, predictable review timelines • Encourages "recycling" of validated DOE/DOD tests • Eases siting on federal land	• Even though Hadron uses LEU+ (not HALEU), a faster NRC is equally beneficial for LEU+ designs • Ability to negotiate pilot sitings on federal sites earlier for demonstration and validation
ADVANCE Act (2024)	• Streamlines the nuclear licensing and environmental review process • Reduces financial barriers and incentivizes new advanced reactors	• Hadron qualifies under MMR guidance, accelerating the review process • Lowers licensing uncertainty and reduces technical and financial risk
Nuclear Regulator Commission (NRC)	• Quicker regulatory process for small, factory-built reactors like Hadron's • Use of LEU+ fuel aligns safety and materials evaluations with precedents	• Significantly lower regulatory burden on Hadron's application • May potentially avoid lengthy environmental impact reviews and other regulatory hurdles
Department of Energy (DOE)	• Allocates HALEU, planning fuel supply base, backing pilot deployments • Building out the fuel ecosystem, so reactor projects aren't starved for fuel	• Efforts signal a favorable policy orientation toward reactor projects • DOE supply-chain and industrial base investments reduce risk for components, and infrastructure.

P. 14/22

FEDERAL SUPPORT FOR NUCLEAR

THE HADRON ROADMAP 2025 Takeoff 2026 Design Verification 2027-2028 Production 2029 Delivery NRC Letter of Intent NRC Regulatory Engagement Plan Private Meeting with NRC NRC Public Meetings Early Customer Identiﬁcation Conceptual Design Review QA Program Description Environmental Impact Review Operational Review Readiness Assessment Audit Operating License Application Early Contract Revenues Topical and Technical Reports Whitepapers Final Design & Procurement Reactor Demonstration Subcomponent Manufacturing Subcomponent Testing Construction & Assembly Manufacturing License Application Approval for Standardized MMR Siting Deliver MMRs to Early Customers Power Purchase Agreements, Direct Sales, and Operating Agreements P. 15/22

A SAFETY-FIRST DESIGN 1 - Fuel Pellet 2 - Cladding 3 - Pressure Vessel 4 - Containment Skin 5 - Suppression Pool UO2 ceramic fuel pellet retains the majority of ﬁssion products within its crystalline matrix Zirconium alloy cladding that sur- rounds fuel pellets to form a sealed and pressurized fuel pin Approximately 60,000 gallons of water ﬁlled suppression pool that acts as the ultimate heat sink during any postulated accident scenario 1-inch-thick steel containment vessel that surrounds the RPV, serving as a secondary physical barrier 3-4 inch thick steel reactor pressure vessel that contains the reactor core, steam generator and primary coolant ENGINEERED FOR SAFE CONTAINMENT P. 16/22

Hadron Energy

HADRON'S UNIQUE CORE DESIGN

Hadron's core uses a modular 5×5 lattice of 10×10 rod assemblies. Each assembly blends fuel rods with strategically placed burnable poison for lifecycle reactivity shaping, plus integrated control rods for maneuverability and shutdown. The result is balanced power distribution, efficient fuel use, and flexible operation from startup to end-of-life.

BENEFITS:

Modular Scalability

Our 10MW requires a fraction of the land compared to wind and solar, making it a space-efficient path to reliable decarbonization.

Improved Power Flattening

Strategic placement of burnable poison in the 10×10 array smooths out excess reactivity, keeping power distribution even across the core.

Extended Fuel Cycle

Better flux control means reduced localized burnup, enabling longer fuel cycles and fewer outages for refueling.

Enhanced Reactor Behavior

Less aggressive reactor operation reduces wear and tear on the system, allows finer control, and reduces the risk of additional maintenance.



PATENT PENDING CORE MODEL

P. 17/22

Having a constant power supply is indispensable for data centers, where even a brief outage can lead to costly downtime LWRs have been in commercial operation for approximately 70 years, providing a robust foundation of operating data and licensing framework LWRs represent 100% of operating reactors in the United States due to their proven technology & established regulatory familiarity The ten-year low enriched uranium fueling cycle drastically reduces operational costs by eliminating the need for frequent refueling Our MMR’s 35 MW of thermal power is perfectly suited for a range of industrial applications requiring both process heat and electricity 10 YEAR LEU+ FUELING CYCLE 24/7 UNINTERRUPTED POWER DECADES OF LICENSING HISTORY IDEAL FOR INDUSTRIAL APPLICATIONS THE ONLY NRC APPROVED REACTOR TYPE LIGHTWATER DESIGN BENEFITS P. 18/22

SCALABILITY & EFFICIENCY OUR 10MW MMR Land Requirements COMPACT POWER. MASSIVE IMPACT. Our 10MW MMR requires a fraction of the land compared to wind and solar, making it the most space-efficient path to reliable decarbonization P. 19/22

Hadron Energy

HADRON'S COMPETITIVE ADVANTAGE

10MW MMR LIGHT WATER DESIGN		NON LIGHTWATER DESIGNS: OKLO	NANO Nuclear Energy Inc
Lower Anticipated Unit Cost	✓ ~$80M [1]	$400M	$300M -$350M
+ Compact Footprint	✓ More effective land usage than other renewable energy sources (<1 acre)	4-5 acres	<5 acres
+ Tried-and-true components	✓ Avoid costly development and testing compared to non lightwater designs	Unreliability of sodium cooled reactors	Unproven designs
+ Quality Controlled Manufacturing	✓ Avoid expense and delays during construction compared to larger reactor deployments	Uncertain deployment timeline	Likely to face delays
= Deployable, Reliable Power	✓ Deployable in months and offer distributed power generation model	Require protracted licensing schedules	

Source: Publicly available information
(1) Does not include current or potential tax credits or any other government grant or subsidy

Source: Publicly available information

P. 20/22

DEMONSTRATED TRACTION NUCLEAR IS SLOW BUT WE ARE FAST We've assembled an all-star engineering team, launched digital twin development, and filed four patents, both utility and design, alongside securing six copyrights and trademarks. Our breakthrough patent-pending MMR core design anchors a strong IP foundation as we engage with the DOD, DOE, and NRC. Having already engaged at the letter of intent stage with more than six potential customers, Hadron is scaling fast. Product Market Overview Commercial Traction Regulatory & Scientific Engagements 10-Year Refueling Cycle 10 MW of Electrical Power Strong Government Support 100% of Approved Reactors in the U.S. are Light Water Designs 50-Year Useful Life 35 MW of Thermal Power DOE Projects Power Growth of 15-20% by 2035(1) Strong Push for Low Carbon Energy Solutions Multiple GWs Pipeline of Near-term Opps Active Discussions with Leading Hyperscalers Interest From Potential Customers for Hundreds of Units P. 21/22 Source: (1) IEA, Demand: Global electricity use to grow strongly in 2025 and 2026

BUILDING THE FUTURE GRID — CLEAN, COMPACT, UNSTOPPABLE. THANK YOU!